AMENDMENT, dated as of June 22, 2005 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

A.  Reference is made to the Amended and Restated Credit Agreement dated as of February 13, 2004 (as previously amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto, and the Administrative Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.  Holdings and the Borrowers have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 5.01 of the Credit Agreement. Section 5.01 is amended as follows:

(a) Clause (a) is hereby amended by deleting the words “180 days after the end of Fiscal Year 2004” appearing in sub-clause (i) of the proviso thereof and substituting in lieu thereof the words “December 31, 2005”.

(b) Clause (b) is hereby amended by deleting the proviso at the end thereof and substituting in lieu thereof the following:

; provided, that, (i) with respect to each of the Fiscal Quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, the certificate from a Financial Officer required to be delivered pursuant to the foregoing provisions of this clause (b) may be qualified to the effect that it is subject to any changes that may result from the SEC Inquiry and (ii) as soon as available but no later than December 31, 2005, such financial statements shall be delivered, together with the certificate from a Financial Officer described in the foregoing provisions of this clause (b), without the qualification described in (i) above;

SECTION 2. Amendment of Waiver of the Credit Agreement. Section 4 of the Amendment and Waiver dated as of March 21, 2005, to the Credit Agreement is amended by deleting the words “Fiscal Year 2004, or unaudited financial statements for the Fiscal Quarter ending March 31, 2005, or to file its report on 10-K for Fiscal Year 2004 or its report on 10-Q for the Fiscal Quarter, ending March 31, 2005” appearing in clause (b) thereof and substituting in lieu thereof the following:

Fiscal Year 2004, or unaudited financial statements for the Fiscal Quarters ending March 31, 2005, June 30, 2005 or September 30, 2005 or to file its report on 10-K for Fiscal Year 2004 or its report on 10-Q for the Fiscal Quarter ending March 31, 2005, June 30, 2005 or September 30, 2005

SECTION 3. Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(b) As of the Amendment Effective Date, no Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):

(a) The U.S. Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers and the Required Lenders.

(b) The U.S. Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents).

SECTION 5. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

by __________________________________________
Name:
Title:

UNITED RENTALS (NORTH AMERICA), INC.,

by  __________________________________________
Name:
Title:

UNITED RENTALS OF CANADA, INC.,

by  __________________________________________
Name:
Title:

UNITED RENTALS OF NOVA SCOTIA
(NO. 1), ULC,

by  __________________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and
as U.S. Administrative Agent,

by  __________________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and
as Canadian Administrative Agent,

by  __________________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF JUNE 22, 2005, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 13, 2004, AS AMENDED, AMONG UNITED RENTALS, INC., UNITED RENTALS (NORTH AMERICA), INC., UNITED RENTALS OF CANADA, INC., UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., AS U.S. ADMINISTRATIVE AGENT, AND JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS A CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

by
Name:
Title: